Short-term investments	6 Months Ended
Jun. 30, 2024
Short-term investments
Short-term investments

4.Short-term investments

The Company’s short-term investments included structured notes with maturities of one year or less and investment in alternative investment fund, which is measured using the NAV per share as a practical expedient. The following is a summary of the Company’s short-term investments:

	As of December 31,	As of June 30,
	2023	2024	2024
	RMB	RMB	US$
Investment in fund	68,378	64,014	8,809

For the six months ended June 30, 2023 and 2024, the Group recognized other income related to its structured notes RMB119 and RMB29 (US$4), respectively, in the consolidated statements of comprehensive loss.

For the six months ended June 30, 2023 and 2024, the Group recognized unrealized loss on fair value change of the investment of RMB(1,027) and RMB(4,465) (US$614) as other loss, net in the consolidated statements of comprehensive loss, respectively.